FIDELITY (REGISTERED TRADEMARK) INSTITUTIONAL
SHORT-INTERMEDIATE
GOVERNMENT FUND

SEMIANNUAL REPORT
MAY 31, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  16  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 20  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

The technology sell-off that began in mid-March continued to hamper equity markets, driving the tech-heavy NASDAQ index down more than 16% year to date through the end of May. Broader equity indexes, including the S&P 500(registered trademark), also were down, but not as much as more concentrated performance measures. In bond markets, Treasuries got a boost late in the period as economic reports showed the first signs of a slowing economy.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MAY 31,           PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Inst Sht-Int Govt      1.95%          3.53%        30.78%        87.60%

LB 1-5 Year US Government Bond  1.73%          3.57%        31.50%        93.61%

Short-Intermediate US           0.28%          2.11%        26.46%        86.26%
Government  Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 92 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MAY 31,           PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Inst Sht-Int Govt      3.53%        5.51%         6.49%

LB 1-5 Year US Government Bond  3.57%        5.63%         6.83%

Short-Intermediate US           2.11%        4.80%         6.41%
Government  Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER 10 YEARS
             Inst Sht-Int Govt           LB 1-5 Year U.S. Govt
             00662                       LB069
  1990/05/31     100000.00                   100000.00
  1990/06/30     101013.70                   101174.13
  1990/07/31     102159.86                   102533.93
  1990/08/31     102555.49                   102643.76
  1990/09/30     103248.84                   103517.17
  1990/10/31     104278.59                   104798.51
  1990/11/30     105425.25                   106014.49
  1990/12/31     106615.25                   107371.67
  1991/01/31     107586.16                   108420.28
  1991/02/28     108396.82                   109097.57
  1991/03/31     109071.88                   109774.85
  1991/04/30     110163.54                   110891.45
  1991/05/31     110975.03                   111550.43
  1991/06/30     111211.02                   111819.77
  1991/07/31     112268.79                   112931.15
  1991/08/31     114037.98                   114785.18
  1991/09/30     114995.28                   116335.87
  1991/10/31     116230.67                   117687.82
  1991/11/30     117351.58                   119016.24
  1991/12/31     120200.74                   121270.36
  1992/01/31     119056.01                   120679.38
  1992/02/29     119594.07                   120995.79
  1992/03/31     119544.46                   120721.22
  1992/04/30     120433.96                   121895.35
  1992/05/31     121969.87                   123391.12
  1992/06/30     123418.50                   124978.43
  1992/07/31     124719.34                   126900.45
  1992/08/31     126062.00                   128158.26
  1992/09/30     127605.58                   129680.19
  1992/10/31     126155.58                   128422.37
  1992/11/30     126410.75                   127996.13
  1992/12/31     127815.00                   129410.84
  1993/01/31     129336.14                   131432.23
  1993/02/28     130526.94                   132969.85
  1993/03/31     131137.18                   133432.70
  1993/04/30     131628.11                   134434.25
  1993/05/31     131909.69                   134002.77
  1993/06/30     132958.41                   135425.33
  1993/07/31     133356.15                   135671.14
  1993/08/31     134188.51                   137276.74
  1993/09/30     134509.53                   137723.91
  1993/10/31     134723.08                   138058.63
  1993/11/30     134666.67                   137765.75
  1993/12/31     135313.09                   138312.28
  1994/01/31     136550.09                   139447.19
  1994/02/28     135377.00                   138058.63
  1994/03/31     133108.07                   136709.29
  1994/04/30     132423.47                   135919.56
  1994/05/31     132559.06                   136063.39
  1994/06/30     132716.05                   136269.97
  1994/07/31     134183.58                   137765.75
  1994/08/31     134552.10                   138194.61
  1994/09/30     133947.35                   137457.18
  1994/10/31     134198.96                   137629.77
  1994/11/30     133716.56                   136942.03
  1994/12/31     134152.86                   137242.75
  1995/01/31     136055.67                   139326.90
  1995/02/28     138331.14                   141685.63
  1995/03/31     139027.66                   142472.74
  1995/04/30     140576.58                   143937.14
  1995/05/31     143450.44                   147232.03
  1995/06/30     144362.92                   148089.75
  1995/07/31     144708.40                   148432.31
  1995/08/31     145845.54                   149457.39
  1995/09/30     146661.93                   150294.19
  1995/10/31     148158.16                   151735.05
  1995/11/30     149483.38                   153309.28
  1995/12/31     150844.69                   154619.39
  1996/01/31     152223.75                   156005.33
  1996/02/29     151178.75                   154951.49
  1996/03/31     150810.76                   154486.02
  1996/04/30     150546.09                   154360.50
  1996/05/31     150603.21                   154465.10
  1996/06/30     152070.03                   155801.37
  1996/07/31     152595.14                   156360.97
  1996/08/31     152934.68                   156755.84
  1996/09/30     154577.62                   158458.20
  1996/10/31     156746.85                   160631.26
  1996/11/30     158245.36                   162129.65
  1996/12/31     157947.16                   161732.17
  1997/01/31     158486.93                   162464.37
  1997/02/28     158951.43                   162772.94
  1997/03/31     158334.72                   162283.94
  1997/04/30     159929.61                   163845.09
  1997/05/31     161030.00                   165027.07
  1997/06/30     162271.76                   166300.57
  1997/07/31     164384.45                   168693.29
  1997/08/31     164391.37                   168499.78
  1997/09/30     165783.68                   170032.16
  1997/10/31     167212.29                   171622.08
  1997/11/30     167728.31                   171959.42
  1997/12/31     168816.89                   173238.15
  1998/01/31     170608.66                   175225.54
  1998/02/28     170709.97                   175194.16
  1998/03/31     171265.98                   175793.00
  1998/04/30     171975.81                   176637.64
  1998/05/31     173076.93                   177694.10
  1998/06/30     173792.78                   178703.49
  1998/07/31     174692.03                   179472.29
  1998/08/31     176716.92                   182225.88
  1998/09/30     179670.50                   185539.08
  1998/10/31     180014.82                   186271.28
  1998/11/30     179763.08                   185855.50
  1998/12/31     180483.73                   186493.55
  1999/01/31     181405.21                   187296.36
  1999/02/28     180146.25                   185714.29
  1999/03/31     181103.63                   187012.75
  1999/04/30     181628.52                   187545.34
  1999/05/31     181208.28                   186982.56
  1999/06/30     181541.14                   187454.47
  1999/07/31     181488.67                   187761.83
  1999/08/31     181812.91                   188221.97
  1999/09/30     183522.49                   189643.28
  1999/10/31     183885.08                   190074.34
  1999/11/30     184018.50                   190321.02
  1999/12/31     184202.19                   190149.53
  2000/01/31     183773.15                   189767.35
  2000/02/29     185137.68                   191200.39
  2000/03/31     186580.65                   192722.92
  2000/04/30     186979.40                   192967.50
  2000/05/31     187603.68                   193605.84
IMATRL PRASUN   SHR__CHT 20000531 20000619 095614 R00000000000123

$100,000 OVER 10 YEARS: Let's say hypothetically that $100,000 was invested in Fidelity Institutional Short-Intermediate Government Fund on May 31, 1990. As the chart shows, by May 31, 2000, the value of the investment would have grown to $187,604 - an 87.60% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $193,606 - a 93.61% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED MAY 31,   YEARS ENDED NOVEMBER 30,

                  2000                       1999                       1998   1997    1996    1995

Dividend returns  3.27%                      6.27%                      6.54%  6.83%   6.90%   7.56%

Capital returns   -1.32%                     -3.90%                     0.64%  -0.84%  -1.04%   4.23%

Total returns     1.95%                      2.37%                      7.18%  5.99%   5.86%   11.79%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED MAY 31,     PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share       5.01(cents)   29.45(cents)   57.59(cents)

Annualized dividend rate  6.58%         6.50%          6.33%

30-day annualized yield   6.90%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.97 over the past one month, $9.03 over the past six months and $9.10 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Rising interest rates made life
difficult for bonds during the
six-month period that ended May
31, 2000. The Federal Reserve Board
administered three doses of
tightening - in the form of
interest-rate hikes - to cool the
economy and help ward off
inflation. Side effects were felt
across the taxable-bond market, as
measured by the Lehman Brothers
Aggregate Bond Index, which
returned 1.38% for the period.
Treasuries wilted early on, as
investors chased hot stocks and
higher-yielding spread sector
securities - namely corporate bonds,
mortgage securities and government
agencies. However, the tide
changed abruptly in January when
the U.S. Treasury announced its
intent to buy back long-term debt
and curtail future issuance. Treasury
prices soared on the news - with their
yields plummeting - and, with the
help of markedly higher short-term
interest rates, spawned an inverted
yield curve, which occurs when
short-term bonds outyield
longer-dated issues. Spread sectors
paid the price, as yield spreads
trended steadily wider relative to
Treasuries over the remainder of the
period. Corporates slipped further
on credit disappointments, while
mortgages retreated on higher rate
volatility and stronger refinancing
activity early in the period. Agencies
stumbled on concerns that Fannie
Mae and Freddie Mac could lose
their implicit government backing. The
Lehman Brothers Treasury Index
closed out the six-month period up
2.93%, edging the Lehman Brothers
Corporate Bond, Mortgage-Backed
Securities and U.S. Agency
indexes, which returned -0.37%,
1.25% and 0.87%, respectively.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Institutional Short-Intermediate Government Fund

Q.  HOW DID THE FUND PERFORM, ANDY?

A. For the six months that ended May 31, 2000, the fund returned 1.95%. In comparison, the Lehman Brothers 1-5 Year Government Bond Index returned 1.73%, while the short-intermediate U.S. government funds average return was 0.28%, as tracked by Lipper Inc. For the 12 months that ended May 31, 2000, the fund returned 3.53%, while the Lehman Brothers 1-5 Year Government Bond Index returned 3.57% and the short-intermediate U.S. government funds average was 2.11%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM ITS PEERS AND THE BENCHMARK INDEX FOR THE SIX-MONTH PERIOD?

A. The fund's performance benefited both from its lower interest-rate sensitivity - or shorter duration - than the broader short-intermediate Lipper peer group and from its overweighted position in non-Treasury securities, principally government agency bonds. Interest rates rose during the six-month period, while spreads
- the difference between the yields of Treasuries and non-Treasuries - widened, and non-Treasuries tended to experience greater price volatility. Despite the negative environment for non-Treasury securities, the fund still managed to outperform its benchmark, the Lehman Brothers 1-5 Year Government Bond Index, even though the fund remained substantially overweighted in non-Treasuries. This was possible because the negative price volatility of shorter maturity non-Treasuries was not enough to overcome the initial income advantage that these holdings created in the portfolio. Secondly, the fund's strong performance relative to the Lipper peer group came in part because we tended to have a shorter duration than most funds within the competitive universe during a period of rising interest rates. Additionally, the fund's position in mortgage-backed securities, while substantial relative to the benchmark, was probably less than the typical Lipper competitor. This also helped us to outperform the peer group.

Q. WHY DID YOU EMPHASIZE GOVERNMENT AGENCY SECURITIES AS OPPOSED TO MORTGAGE-BACKED SECURITIES?

A. I continued to see attractive value in shorter-maturity agency securities, which made up about 60% of the fund's net assets at the end of the period. Also attractive, but slightly less so for this fund, were mortgage securities, which made up about 19% of net assets at the end of the period. As interest rates backed up, the duration of the mortgage market increased to about five years, which was more interest-rate risk than I was willing to take on for this fund. One of the drivers of spread volatility in agency securities was the growing discussion among government officials regarding the potential for a change in the implied level of government support for government agencies such as Fannie Mae and Freddie Mac. I believed that, while the higher yield-spread volatility of longer-term securities might be justified to account for the potential for a change in agency credit status, the higher yield spreads of shorter-term securities were disproportionate to their actual risk. Legislation that would address the implied guarantee, while currently being openly discussed, is not likely to be formally addressed until next year's congressional session, at the earliest. In addition, a majority of the issuers of the fund's agency securities were agencies whose credit status was not in jeopardy.

Q. WHAT IS YOUR OUTLOOK, ANDY?

A. I think shorter-term government agency securities are likely to continue to be a very attractive place for fixed-income investors. Their yields - relative to the yields of Treasuries - appear to compensate investors disproportionately for the actual risks. While spread volatility may continue, this volatility is less likely to affect total returns at the short end of the maturity spectrum. In other words, the advantage of shorter-term funds is that a higher percentage of their total return comes from their income. They don't have much of the higher price volatility - and higher risk - of longer-maturity funds. Given the relatively small difference between the yields of shorter-term and longer-term securities, shorter-term government agency securities offer extremely attractive values relative to their risks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks a high level of
current income consistent with
preserving principal

START DATE: November 10,
1986

SIZE: as of May 31, 2000,
more than $327 million

MANAGER: Andrew Dudley,
since 1998; manager,
various Fidelity bond funds;
joined Fidelity in 1996

ANDREW DUDLEY ON CHANGES
IN THE RELATIONSHIP BETWEEN
TREASURIES AND NON-TREASURY
SECURITIES:

"During recent years, the market has
held relatively stable assumptions
about the long-term relationships
between Treasuries and
non-Treasury securities. However,
several developments have raised
questions about the validity of the
traditional assumptions. First,
federal budget surpluses have
meant there is less need for
government borrowing. This translates
into a reduced supply of Treasuries,
which has altered the perceived
supply/demand relationship and
supported the price of these
securities. At the same time, support
seems to be growing for a
re-evaluation of the implied
government guarantees behind
some agency securities, such as
Fannie Mae and Freddie Mac. This
has created doubts about pricing for
agency securities and encouraged
spread volatility. As the capital markets have priced in the risk of the loss of some government agency guarantees, spreads of all non-Treasury securities have widened. I would argue that the spreads at the front-end of the yield curve have widened too much and are disproportionate to the minimal risks.

"The combination of less
government borrowing and the
potential loss of some government
agency guarantees has changed the
dynamics of the relationships
between the prices of Treasury and
non-Treasury securities. This has
made shorter-term government
agency securities very attractive
relative to both short-term
Treasuries and to longer-term
agencies. In the long run, I think the
market will move to a new
equilibrium, but it doesn't appear
that we have reached that place
yet."


INVESTMENT CHANGES





COUPON DISTRIBUTION AS OF MAY
31, 2000

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Zero coupon bonds               2.0                      1.8

5 - 5.99%                       12.0                     30.7

6 - 6.99%                       40.6                     25.8

7 - 7.99%                       12.5                     8.3

8 - 8.99%                       11.6                     9.3

9 - 9.99%                       6.7                      7.2

10 - 10.99%                     4.4                      3.7

11 - 11.99%                     3.8                      6.1

12% and over                    1.8                      2.7


COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS
OF MAY 31, 2000

                                     6 MONTHS AGO

Years                          3.7   3.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF MAY 31, 2000

                                    6 MONTHS AGO

Years                         2.0   2.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF MAY 31, 2000                                             AS OF NOVEMBER 30, 1999

Mortgage  Securities            18.6%                          Mortgage  Securities              19.5%

CMOs and Other Mortgage                                        CMOs and Other Mortgage
Related Securities               3.5%                          Related Securities                 3.1%

U.S. Treasury  Obligations      12.9%                          U.S. Treasury  Obligations        18.7%

U.S. Government  Agency                                        U.S. Government  Agency
Obligations                     60.4%                          Obligations                       55.9%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 4.6%                          Net Other Assets                   2.8%

Row: 1, Col: 1, Value: 18.6                                    Row: 1, Col: 1, Value: 19.5
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 3.5                                     Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 12.9                                    Row: 1, Col: 5, Value: 18.7
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 60.4                                    Row: 1, Col: 7, Value: 55.9
Row: 1, Col: 8, Value: 4.6                                     Row: 1, Col: 8, Value: 2.8







INVESTMENTS MAY 31, 2000 (UNAUDITED)

Showing Percentage of Net Assets



U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 73.3%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 60.4%

Fannie Mae:

5.75% 6/15/05                        $ 5,900,000                     $ 5,490,658

6.25% 11/15/02                        1,600,000                       1,560,496

6.5% 8/15/04                          1,600,000                       1,546,752

6.5% 4/29/09                          15,150,000                      13,911,942

Federal Home Loan Bank:

6% 8/15/02                            17,000,000                      16,527,230

6.75% 2/1/02                          8,200,000                       8,125,708

6.75% 5/1/02                          31,300,000                      30,977,300

Financing Corp. - coupon              2,500,000                       2,351,025
STRIPS 0% 4/6/01

Freddie Mac 7% 2/15/03                16,000,000                      15,837,440

Government Loan Trusts                2,376,454                       2,463,456
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01             13,947,361                      14,209,711

Class 2-E, 9.4% 5/15/02               1,173,837                       1,190,271

Class 3-T, 9.625% 5/15/02             2,166,975                       2,208,278

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1993-C, 5.2% 10/15/04          410,400                         390,542

Series 1993-D, 5.23% 5/15/05          370,213                         349,399

Series 1994-F, 8.187% 12/15/04        18,156,350                      18,358,938

Series 1995-A, 6.28% 6/15/04          3,171,176                       3,099,378

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1992-A, 7.02% 9/1/04           4,694,625                       4,679,790

Series 1997-A, 6.104% 7/15/03         4,258,333                       4,181,683

Israel Export Trust                   6,667,412                       6,632,408
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Overseas Private Investment           2,335,163                       2,280,053
Corp. U.S. Government
guaranteed participation
certificate Series 1994-195,
6.08% 8/15/04 (callable)

Private Export Funding Corp.
secured:

5.65% 3/15/03                         484,714                         474,181

5.8% 2/1/04                           4,808,000                       4,693,425

5.82% 6/15/03 (a)                     11,500,000                      10,935,350

6.86% 4/30/04                         1,560,200                       1,543,011

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.625% 9/15/03                       $ 10,271,000                    $ 9,786,517

6.625% 8/15/03                        2,500,000                       2,454,850

Tennessee Valley Authority 6%         11,649,000                      11,647,136
11/1/00

TOTAL U.S. GOVERNMENT AGENCY                                          197,906,928
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
12.9%

U.S. Treasury Bonds:

10.75% 8/15/05                        9,300,000                       10,949,262

11.75% 2/15/10 (callable)             8,298,000                       9,932,955

12% 8/15/13                           3,000,000                       3,995,160

U.S. Treasury Notes:

5.5% 5/31/03                          5,200,000                       5,035,056

6.5% 8/31/01                          3,089,000                       3,077,416

6.625% 4/30/02                        3,200,000                       3,191,488

7.875% 8/15/01                        2,000,000                       2,023,740

U.S. Treasury Notes - coupon
STRIPS:

0% 9/30/00                            734,000                         720,729

0% 11/30/00                           107,000                         103,870

0% 3/31/01                            1,034,000                       982,786

0% 9/30/01                            399,000                         366,067

0% 10/31/01                           142,000                         129,781

0% 3/31/02                            1,034,000                       922,597

0% 9/30/02                            834,000                         721,252

0% 10/31/02                           142,000                         122,388

0% 11/30/02                           207,000                         177,531

TOTAL U.S. TREASURY                                                   42,452,078
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                             240,359,006
GOVERNMENT AGENCY OBLIGATIONS
(Cost $247,327,551)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 18.6%



FANNIE MAE - 11.0%

5.5% 1/1/09                           1,273,220                       1,187,087

6% 9/1/08 to 11/1/13                  12,039,686                      11,468,995

6.5% 7/1/00 to 2/1/30                 887,174                         858,258

7% 7/1/00 to 9/1/29                   16,584,155                      15,764,685

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

FANNIE MAE - CONTINUED

8% 6/1/02 to 8/1/09                  $ 296,781                       $ 296,317

8.25% 12/1/01                         1,794,333                       1,797,137

9% 2/1/13 to 8/1/21                   1,491,002                       1,529,224

9.5% 5/1/09 to 11/1/21                172,221                         178,964

10% 1/1/17 to 1/1/20                  331,854                         349,691

10.5% 5/1/10 to 8/1/20                232,089                         249,273

11% 11/1/10 to 9/1/14                 1,110,035                       1,197,195

11.5% 11/1/15 to 7/15/19              1,012,274                       1,084,956

12% 4/1/15                            93,178                          101,128

12.5% 3/1/16                          85,516                          95,697

12.75% 10/1/13                        26,803                          30,128

                                                                      36,188,735

FREDDIE MAC - 3.4%

6.25% 1/1/03                          385,384                         375,140

6.5% 7/1/03 to 5/1/08                 563,459                         544,601

7.5% 11/1/12                          1,281,625                       1,256,249

8% 9/1/07 to 12/1/09                  1,407,352                       1,395,984

8.5% 5/1/06 to 6/1/14                 1,254,101                       1,264,122

9% 12/1/07 to 3/1/22                  735,945                         752,366

9.5% 1/1/17 to 12/1/22                1,951,820                       2,031,222

10% 1/1/09 to 6/1/20                  568,749                         596,145

10.25% 12/1/09                        23,760                          24,747

10.5% 1/1/16 to 5/1/21                1,290,323                       1,373,065

11% 12/1/11 to 1/1/19                 37,797                          40,351

11.5% 10/1/15                         39,407                          42,397

12% 9/1/11 to 11/1/19                 85,508                          93,023

12.25% 11/1/14                        33,084                          36,526

12.5% 8/1/10 to 6/1/19                1,296,549                       1,433,154

                                                                      11,259,092

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 4.2%

8% 11/15/09 to 12/15/23               12,254,083                      12,344,522

8.5% 5/15/16 to 4/15/17               207,388                         212,520

10.5% 1/15/16 to 1/15/18              757,129                         814,514

11% 10/20/13                          16,069                          17,224

12.5% 11/15/14                        112,558                         127,370

13% 8/15/14                           46,684                          52,766

13.5% 7/15/11                         37,042                          42,309

                                                                      13,611,225

TOTAL U.S. GOVERNMENT AGENCY                                          61,059,052
- MORTGAGE SECURITIES
(Cost $62,009,102)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.5%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY - 3.5%

Fannie Mae REMIC planned
amortization class:

Series 1993-191 Class PE,            $ 371,639                       $ 369,316
5.8% 9/25/06

Series 1993-224 Class G, 6.5%         4,000,000                       3,956,240
9/25/21

Series 1993-229 Class PD,             529,331                         526,519
5.6% 7/25/06

Series 1999-25 Class PA, 6%           3,125,541                       3,043,984
2/25/20

Freddie Mac:

REMIC accretion directed              1,546,677                       1,547,744
Series 1462 Class PT,  7.5%
1/15/03

REMIC planned amortization            1,974,107                       1,933,381
class Series 1639  Class J,
6% 12/15/08

TOTAL COLLATERALIZED MORTGAGE                                         11,377,184
OBLIGATIONS
(Cost $11,593,515)


CASH EQUIVALENTS - 4.6%

                                      MATURITY AMOUNT

Investments in repurchase           $ 15,186,768                     15,184,000
agreements (U.S. Government
Obligations), in a joint
trading account at 6.56%,
dated 5/31/00 due 6/1/00
(Cost $15,184,000)

TOTAL INVESTMENT PORTFOLIO -                                         327,979,242
100.0%
(Cost $336,114,168)

NET OTHER ASSETS - 0.0%                                                (150,562)

NET ASSETS - 100%                                                 $ 327,828,680


LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,935,350 or 3.3% of net assets.

INCOME TAX INFORMATION

At May 31, 2000, the aggregate cost of investment securities for income tax purposes was $336,114,168. Net unrealized depreciation aggregated $8,134,926, of which $425,267 related to appreciated investment securities and $8,560,193 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $27,477,000 of which $14,003,000, $3,288,000,
$4,169,000, $101,000 and $5,916,000 will expire on November 30, 2002,
2003, 2004, 2005 and 2007, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   MAY 31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 327,979,242
value (including repurchase
agreements of $15,184,000)
(cost $336,114,168) - See
accompanying schedule

Cash                                          281,084

Receivable for investments                    55,911,883
sold

Receivable for fund shares                    319,826
sold

Interest receivable                           4,441,886

 TOTAL ASSETS                                 388,933,921

LIABILITIES

Payable for investments         $ 5,536,083
purchased

Payable for fund shares          55,320,375
redeemed

Distributions payable            103,112

Accrued management fee           143,278

Other payables and accrued       2,393
expenses

 TOTAL LIABILITIES                            61,105,241

NET ASSETS                                   $ 327,828,680

Net Assets consist of:

Paid in capital                              $ 366,716,936

Undistributed net investment                  360,660
income

Accumulated undistributed net                 (31,113,990)
realized  gain (loss) on
investments

Net unrealized appreciation                   (8,134,926)
(depreciation) on investments

NET ASSETS                                   $ 327,828,680

NET ASSET VALUE, offering                     $8.99
price and redemption price
per share ($327,828,680
(divided by) 36,467,972
shares)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED MAY 31,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                        $ 13,678,890
Interest

Security lending                          25,814

 TOTAL INCOME                             13,704,704

EXPENSES

Management fee                $ 882,183

Non-interested trustees'       643
compensation

 Total expenses before         882,826
reductions

 Expense reductions            (30,002)   852,824

NET INVESTMENT INCOME                     12,851,880

REALIZED AND UNREALIZED GAIN              (3,625,301)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                  (1,980,923)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                           (5,606,224)

NET INCREASE (DECREASE) IN               $ 7,245,656
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED MAY 31, 2000  YEAR ENDED NOVEMBER 30, 1999
                                 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 12,851,880                   $ 25,505,068
income

 Net realized gain (loss)         (3,625,301)                    (6,331,174)

 Change in net unrealized         (1,980,923)                    (9,569,757)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       7,245,656                      9,604,137
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (12,738,579)                   (25,770,056)
from net investment income

Share transactions

 Net proceeds from sales of       70,046,918                     204,472,069
shares

 Reinvestment of distributions    11,769,533                     23,438,270

 Cost of shares redeemed          (164,216,824)                  (175,575,782)

NET INCREASE (DECREASE) IN        (82,400,373)                   52,334,557
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (87,893,296)                   36,168,638
IN NET ASSETS

NET ASSETS

 Beginning of period              415,721,976                    379,553,338

 End of period (including        $ 327,828,680                  $ 415,721,976
undistributed net investment
income of $360,660 and
$247,359, respectively)

OTHER INFORMATION

 Shares  Sold                     7,755,361                      21,982,347

  Issued in reinvestment of       1,304,600                      2,531,302
distributions

  Redeemed                        (18,207,224)                   (18,926,299)

  Net increase (decrease)         (9,147,263)                    5,587,350


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED MAY 31, 2000  YEARS ENDED NOVEMBER 30,

                               (UNAUDITED)                    1999                      1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 9.110                        $ 9.480                   $ 9.420    $ 9.500    $ 9.600
period

Income from Investment
Operations

Net investment  income          .296 D                         .579 D                    .611 D     .637 D     .641

Net realized  and unrealized    (.122)                         (.362)                    .045       (.090)     (.102)
gain (loss)

Total from  investment          .174                           .217                      .656       .547       .539
operations

Less Distributions

From net investment income      (.294)                         (.587)                    (.596)     (.627)     (.639)

Net asset value,  end of       $ 8.990                        $ 9.110                   $ 9.480    $ 9.420    $ 9.500
period

TOTAL RETURN B, C               1.95%                          2.37%                     7.18%      5.99%      5.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period     $ 327,829                      $ 415,722                 $ 379,553  $ 357,144  $ 337,131
(000 omitted)

Ratio of expenses  to average   .45% A                         .45%                      .45%       .45%       .42% E
net assets

Ratio of expenses to average    .43% A, F                      .44% F                    .44% F     .44% F     .41% F
net assets after expense
reductions

Ratio of net invest- ment       6.55% A                        6.26%                     6.47%      6.79%      6.95%
income to average net assets

Portfolio turnover  rate        96% A                          85%                       210%       147%       141%



FINANCIAL HIGHLIGHTS

                               YEARS ENDED NOVEMBER 30,

                               1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 9.210
period

Income from Investment
Operations

Net investment  income          .669

Net realized  and unrealized    .383
gain (loss)

Total from  investment          1.052
operations

Less Distributions

From net investment income      (.662)

Net asset value,  end of       $ 9.600
period

TOTAL RETURN B, C               11.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period     $ 348,570
(000 omitted)

Ratio of expenses  to average   .45%
net assets

Ratio of expenses to average    .45%
net assets after expense
reductions

Ratio of net invest- ment       7.14%
income to average net assets

Portfolio turnover  rate        214%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of long-term U.S. government and government agency obligations aggregated $178,947,208 and $264,913,918, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $30,002 under these arrangements.

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 21% of the total outstanding shares of the fund.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments Money
Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
David L. Murphy, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy  *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

* INDEPENDENT TRUSTEES

SIG-SANN-0700  106585
1.704564.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com